UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 5, 2012

TIANLI AGRITECH, INC.
(Exact name of registrant as specified in its charter)

British Virgin Islands (State or other jurisdiction of incorporation)	001-34799 (Commission File Number)	Not applicable (I.R.S. Employer Identification No.)

Suite F, 23rd Floor, Building B, Jiangjing Mansion, 228 Yanjiang Ave., Jiangan District, Wuhan City, Hubei Province, China, 430010
(Address of principal executive offices) (zip code)

(+86) 27 8274 0726
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On November 5, 2012, XMRJ LLP (“XMRJ”) agreed to invest RMB10,000,000 , or approximately US$1,600,000, in Hubei Tianzhili Breeder Hog Co., Ltd. (“Tianzhili”).  Tianzhili is the wholly-owned subsidiary of Wuhan Fengze Agricultural Science & Technology Development Co., Ltd., the Registrant’s variable interest entity in China. Tianzhili conducts the Registrant’s black hog breeding operations.  In consideration for its investment, XMRJ received a 40% equity interest in Tianzhili.

In connection with its investment in Tianzhili, XMRJ loaned RMB 5,000,000, or approximately US$800,000, to Tianzhili interest free for a loan term of no less than one year.

XMRJ is a Limited Partner Enterprise formed under Chinese law that engages in equity investments in China.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 4, 2013	Tianli Agritech, Inc.

By: /s/ Hanying Li
Hanying Li
Chief Executive Officer